Exhibit 99.8

EXECUTIVE SUMMARY

Digital Risk, LLC (“Digital Risk”) is a third party due diligence provider of mortgage loans. Digital Risk has performed a review of re-performing mortgage loan files for its client, Bayview Fund Management, LLC (“Bayview”). The review included the scopes described below.

Loan reviews were performed by Digital Risk in connection with trade BOMFT 2017-RT2 (the “Trade”). The review period of the Trade began on June 24, 2016, and concluded on August 9, 2016.

Summary of Scope:

Digital Risk conducted a compliance review (the “Compliance Review”) of each loan in the sample to determine, as applicable and to the extent possible, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Review of the Final TIL/CD for the following:

a.	principal and interest calculations

b.	payment stream(s)

c.	statement of security interest

d.	Recalculation of disclosed APR

e.	Recalculation of disclosed Finance Charge

2.	Testing of:

a.	Federal High Cost

b.	Federal Higher Priced Mortgage Loans

c.	Local and/or State Anti-predatory and High Cost provisions

d.	HOEPA Points and Fees

3.	Notice of Right to Cancel (rescission) Review

a.	Confirm transaction date, expiration date, and disbursement date

b.	Confirm document is properly executed by all required parties to the transaction

Summary of Results:

Of the 35 files reviewed, 33 loans were given a compliance grade of “1,” which is equivalent to a Fitch or DBRS grade of “A.” 2 loans were given a compliance grade of “4,” which is equivalent to a Fitch or DBRS grade of “D.”

Compliance Grade	Count of Loan Number
1	33
4	2
Grand Total	35

Fitch Grade	Count of Loan Number
A	33
D	2
Grand Total	35

DBRS Grade	Count of Loan Number
A	33
D	2
Grand Total	35